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                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT
                                   EXECUTION

                             FLAG ATLANTIC LIMITED
                      SECOND AMENDMENT TO CREDIT AGREEMENT

      This SECOND AMENDMENT dated as of November 16, 2000 (the "Second Amend-ment") to the CREDIT AGREEMENT dated as of October 8, 1999, as amended on December 14, 1999 (such agreement as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement") (this "Second Amendment") is entered into by and among FLAG ATLANTIC LIMITED, a company organized and existing under the laws of Bermuda (the "Company"), the Lenders party thereto, BARCLAYS CAPITAL, as lead arranger, WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH, as syndication agent, DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as documentation agent and BARCLAYS BANK PLC as administrative agent for the Lenders and as security agent for the Secured Parties (in such capacities, the "Administrative Agent"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

      RECITALS WHEREAS, Company and Lenders are parties to the Credit Agreement, pursuant to which Lenders have extended certain credit facilities to Company;

      WHEREAS, FLAG Atlantic Holdings Limited ("FLAG Atlantic Holdings") desires to purchase from GTS TransAtlantic Holdings, Ltd. ("GTS") the 50% of the Company it does not already own;

      WHEREAS, in order to effectuate the acquisition by FLAG Atlantic Holdings of the 50% of the Company owned by GTS, Company and Lenders desire to amend the Credit Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. AMENDMENTS TO CREDIT AGREEMENT

      1.1 Amendments to Article I Section 1.1 is hereby amended by deleting the definitions of "Change in Control" and "Sponsor" in their entirety and substituting therefor the following:


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                              SECOND AMENDMENT TO
                                CREDIT AGREEMENT

      2. "Change in Control" shall mean and shall be deemed to have occurred if FLAG Telecom Holdings Limited shall cease to directly or indirectly own at least 50% of the issued and outstanding voting stock of the Company; provided, however, that no "Change in Control" shall be deemed to occur if a successor or transferee of any of the foregoing stock is a person (or whose (direct or indirect) 100% parent is a person) whose debt is rated at least "investment grade" by S&P and Moody's (or, if rated by one only of S&P and Moody's, by such rating agency) or as a result of any transaction entered into in accordance with
Section 6.7 or 6.8. "Sponsors" or "Sponsor" shall mean FLAG Atlantic Holdings; provided that, solely for the purposes of the definition of "Sponsor Pre-Sale Capacity Commitments," and terms and provisions with respect thereto, "Sponsor" shall mean each of FLAG Atlantic Holdings and GTS TransAtlantic Holdings. 1.2 Amendments to Article VI A. Section 6.4 is hereby amended by inserting the words "(other than GTS TransAtlantic Holdings)" after the words "provided, further, that the Company shall cause each Sponsor" in the seventh to last line of such Section. B. Clause (ii) of Section 6.30 is hereby amended by inserting the words "(other than GTS TransAtlantic Holdings)" after the words "acquired by a Sponsor" in the second line of such clause . C. Clause (iii) of Section 6.30 is hereby amended by inserting the words "(excluding GTS TransAtlantic Holdings)" after the words "other than Sponsor" in the third line of such clause.

      SECTION 2. CONSENT The Lenders hereby consent to either, or a combination, of the following:

      (i) the amendment or assignment of Project Documents solely for the purposes of the assumption by FLAG Atlantic Holdings or any of its Affiliates of the rights and obligations of GTS or its relevant Affiliate under such Project Documents or (ii) the termination of Project Documents (other than Capacity Sales Agreements), provided that FLAG Atlantic Holdings enters into, simultaneously with such termination, agreements on substantially identical terms, and no less favorable to Lenders, to such terminated Project Documents. This consent shall not be provided, or continue to be provided, unless each Sponsor Pre-Sale Capacity Commitment shall remain in full force and effect notwithstanding any amendment to the Credit Agreement effected pursuant to this Second Amendment. Any revisions to Capacity Sales Agreements entered into by GTS pursuant to Sponsor Pre-Sale Capacity Commitments shall be reasonably satisfactory to the Administrative Agent.

SECOND AMENDMENT TO CREDIT AGREEMENT

      3 The Lenders hereby consent to the release by the Administrative Agent of all their rights, title, claim and interest in or under (i) solely with respect to GTS, the Shareholder Pledge Agreement effective on the transfer to FLAG Atlantic Holdings of all the shares representing GTS' interest in the Company,
(ii) the Equity Contribution Agreement, dated October 8, 1999, between the Administrative Agent and GTS, and (iii) the Limited Guarantee Agreement (GTS).

      SECTION 3. CONDITIONS TO EFFECTIVENESS Sections 1 and 2 of this Second Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):


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A. execution. The Company, Majority Lenders and the Administrative Agent shall have executed this Second Amendment.

B. Certain Documents. On or before the Second Amendment Effective Date, the Company or its Affiliates, as the case may be, shall deliver or cause to be delivered to Lenders (or to Administrative Agent for Lenders with sufficient originally executed copies, where appropriate, for each Lender and its counsel):

      (i) one or more favorable written opinions of in-house counsel to the Company with respect to due authorization, execution and validity of the Pledge Supplement (as defined in 3.D. below), dated as of the Second Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and their counsel and as to such other matters as Administrative Agent acting on behalf of Lenders may reasonably request; and

      (ii) one or more favorable written opinions in respect of the share pledge described in 3.D. below of (y) Morgan, Lewis & Bockius LLP, special U.S. counsel for the Company and (z) Appleby Spurling & Kempe, special Bermudan counsel to the Company, in each case as of the Second Amendment Effective Date and in form and substance reasonably satisfactory to the Administrative Agent and their counsel as to such matters as Administrative Agent acting on behalf of Lenders may reasonably request.

C. Representations and Warranties; Performance of Agreements. Company shall have delivered to Administrative Agent an Officer's Certificate, in form and substance satisfactory to Administrative Agent, to the effect that (i) the representations and warranties contained in Section 4 of this Second Amendment are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (ii) Company shall have performed in all material respects all agreements and satisfied all conditions which this Second Amendment provides shall be performed or satisfied by Company on or before.

SECOND AMENDMENT TO CREDIT AGREEMENT 4 the Second Amendment Effective Date, except as otherwise disclosed to and agreed to in writing by Administrative Agent.

D. Share Pledge. FLAG Atlantic Holdings shall deliver a supplement (the "Pledge Supplement") to the Shareholder Pledge Agreement whereby it shall pledge to the Administrative Agent on behalf of the Lenders the shares representing the 50% of the Company it is acquiring from GTS immediately upon the acquisition of such shares.

E. Other Documents. Administrative Agent and Lenders shall have received such other

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documents and information regarding the Company, the Financing Documents and the documents contemplated by Section 3.B. above as Administrative Agent may reasonably request.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF COMPANY

In order to induce Lenders to enter into this Second Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

A. Corporate Power and Authority. The Company has all requisite corporate power and authority to enter into this Second Amendment and to carry out the transactions contemplated by, and perform its obligations under the Credit Agreement, as amended by this Second Amendment, and the other Financing Documents.

B. Authorization of Agreements. The execution and delivery of this Second Amendment and the performance of the Credit Agreement, as amended by this Second Amendment, and the other Financing Documents have been duly authorized by all necessary corporate or partnership (as applicable) action on the part of the Company.

C. No Conflict. The execution and delivery by the Company of this Second Amendment and the performance by the Company of the Credit Agreement, as amended by this Second Amendment, and the other Financing Documents do not and will not
(i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of the Company or any of its Subsidiaries, (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which the Company or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 4.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company (other than any Liens created under any of the Financing Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners.

SECOND AMENDMENT TO CREDIT AGREEMENT or any approval or consent of any Person under any contractual obligation of the Company, except for such approvals or consents which will be obtained on or before the Second Amendment Effective Date.

D. Governmental Consents. No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution and delivery by the Company of this Second Amendment and the performance by Company of the Credit Agreement, as amended by this Second Amendment, and the other Financing Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

E. Binding Obligation. This Second Amendment and the Credit Agreement, as amended by this Second Amendment, have been duly executed and delivered by the Company and each constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Article III of the Credit Agreement, as amended by this Second Amendment, are true, correct and complete in all material respects on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date. For the avoidance of doubt, for purposes of Section 3.32 of the Credit Agreement, as amended by this Second Amendment, reference to the "Sponsor" therein shall be deemed to be reference to FLAG Atlantic Holdings only.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Second Amendment that would constitute an Event of Default or a Default.

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H. Adverse Change. There has not been, as of the date hereof, any material adverse change in the financial condition, results of operations, businesses, operations or properties of the Company and its Subsidiaries, taken as a whole, or of the Company on an individual basis, since October 8, 1999.

SECTION 5. FURTHER ASSURANCES The Company agrees that from time to time, at the expense of Company, it will execute and deliver such further agreements, documents and instruments (including, without limitation, financing statements and amendments to financing statements specifying each item of the Collateral and the serial number therefor) and take such further action as may be requested by the Administrative Agent to carry out the terms and provisions and purposes of this Second Amendment, the Credit Agreement, as amended by this Second Amendment, and the other Financing Documents, to evidence the Obligations and to create, preserve, maintain and perfect the Liens of the Administra-tive Agent for the benefit of itself and the Lenders in and to the Collateral and the required priority of such Liens.

SECTION 6. ACKNOWLEDGMENT AND CONSENT Each of FLAG Atlantic Holdings, FLAG Atlantic USA Limited, FLAG Atlantic UK Limited and FLAG Atlantic France SARL has
(i) guarantied the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Subsidiary Guarantee Agreements. FLAG Atlantic Holdings, FLAG Atlantic USA Limited, FLAG Atlantic UK Limited and FLAG Atlantic France SARL are collectively referred to herein as the "Credit Support Parties", and the Subsidiary Guarantee Agreements and the Security Agreements are collectively referred to herein as the "Credit Support Documents". Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Second Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Second Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Subsidiary Guarantee Agreements and Security Agreements, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Subsidiary Guarantee Agreements and Security Agreements, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Credit Agreement, as amended by this Second Amendment, and hereby pledges and assigns to the Administrative Agent, and grants to the Administrative Agent a continuing lien on and security interest in and to all Collateral as collateral security for the prompt payment and performance in full


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when due of the "Obligations" under each of the Subsidiary Guarantee Agreements and Security Agreements to which it is a party (whether at stated maturity, by acceleration or otherwise). Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Second Amendment. Each Credit Support Party represents and warrants that all representations and warranties of such Credit Support Party contained in the Credit Agreement, this Second Amendment and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct andcomplete in all material respects on and as of such earlier date. The representation and warranty in the immediately preceding sentence shall also be given as of the Second Amendment Effective Date. Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Second Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Financing Document to consent to the amendments to the Credit Agreement effected pursuant to this Second Amendment and (ii) nothing in the Credit Agreement, this Second Amendment or any other Financing Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

SECTION 7. MISCELLANEOUS A. Reference to and Effect on the Credit Agreement and the Other Loan Documents. (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Financing Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Second Amendment. (ii) Except as specifically amended by this Second Amendment, the Credit Agreement and the other Financing Documents shall remain in full force and effect and are hereby ratified and confirmed. (iii) The execution, delivery and performance of this Second Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under the Credit

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Agreement or any of the other Financing Documents.

B. Headings. Section and Subsection headings in this Second Amendment are included herein for convenience of reference only and shall not constitute a part of this Second Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES..SECOND AMENDMENT TO CREDIT AGREEMENT

D. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. [Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY: FLAG ATLANTIC LIMITED
By:
Name:
Title:
By:
Name:
Title:
CREDIT SUPPORT PARTIES: FLAG ATLANTIC HOLDINGS LIMITED
By:
Name:
Title: FLAG ATLANTIC USA LIMITED
By:
Name:
Title:
FLAG ATLANTIC UK LIMTED



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By:
Name:
Title: FLAG ATLANTIC FRANCE SARL
By:
Name:
Title:
LENDERS AND AGENTS: BARCLAYS BANK PLC,
as the Administrative Agent
By:
Name:
Title: BARCLAYS BANK PLC, as the Lead Arranger and a Lender
By:
Name:
Title:.SECOND AMENDMENT TO CREDIT AGREEMENT
DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES
as Documentation Agent and Lender
By:
Name:
Title:
By:
Name:
Title:
WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH,
as Syndication Agent and Lender
By:
Name:
Title:
AUSTRALIA AND NEW ZEALAND BANKING GROUP LTD.
By:
Name:
Title:
BANK OF SCOTLAND
By:


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Name:
Title:  CITY NATIONAL BANK
By:
Name:
Title:  CREDIT LYONNAIS
By:
Name:
Title:  DG BANK
By:
Name:
Title:
ERSTE BANK DER OESTERRIECHISCHEN SPARKASSEN AG
By:
Name:
Title: GULF INTERNATIONAL BANK B.S.C.
By:
Name:
Title:
HYPOVEREINSBANK
By:
Name:
Title: 13 IKB DEUTSCHE INDUSTRIEBANK AG C/O STRUCTURED FINANCE
By:
Name:
Title: KBC FINANCE IRELAND
By:
Name:


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Title: LANDESBANK HESSAN-THURINGEN GIROZENTRALE
By:
Name:
Title:  LANDESBANK SACHEN GIROZENTRALE
By:
Name:
Title:  MITSUBISHI TRUST & BANKING CORP.
By:
Name:
Title: NIB CAPITAL BANK
By:
Name:
Title: RABOBANK INTERNATIONAL
By:
Name:
Title:  RAIFFEISEN ZENTRALBANK OSTERREICH AKTIENGESELLSCHAFT
By:
Name:
Title: SOCIETE GENERALE
By:
Name:
Title: SUMITOMO BANK LIMITED
By:
Name:
Title:  THE ROYAL BANK OF SCOTLAND PLC
By:
Name:
Title: